       LEGG MASON
       INVESTORS TRUST, INC.
       -------------------------------------------------------------------------
       AMERICAN LEADING COMPANIES TRUST
       BALANCED TRUST
       U.S. SMALL-CAPITALIZATION VALUE TRUST

                       ---------------------------------------------------------
                         QUARTERLY REPORT TO SHAREHOLDERS
                         December 31, 2002
                         Institutional and Financial Intermediary Classes
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the Institutional Class of American Leading Companies Trust and U.S. Small-Capitalization Value Trust, and for the Institutional and Financial Intermediary Classes of Balanced Trust.

  The following table summarizes key statistics for the respective classes of each Fund and a comparative group, as of December 31, 2002:

                                                    Total Return(A)
                                            -------------------------------
                                               3 Months        12 Months
                                               --------        ---------
American Leading Companies Trust
  Institutional Class                          +12.21%          -16.95%
S&P 500 Stock Composite Index(B)                +8.44%          -22.10%
Lipper Large-Cap Value Funds Index(C)           +8.64%          -19.68%

Balanced Trust
  Institutional Class                           +4.47%          -11.36%
  Financial Intermediary Class                  +4.40%          -11.59%
Lehman Intermediate Government/Credit
  Bond Index(D)                                 +1.69%           +9.84%
Lipper Balanced Fund Index(E)                   +5.47%          -10.69%

U.S. Small-Capitalization Value Trust
  Institutional Class                           +5.80%           -5.28%
Russell 2000 Index(F)                           +6.16%          -20.48%

---------------

Source: Lipper Inc.

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) An index comprised of the 30 largest funds in the Lipper universe of 702 large-cap value funds.

(D) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

(E) An index comprised of the 30 largest funds in the Lipper universe of 543 balanced funds.

(F) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

                                                  Sincerely,

                                                  /S/ MARK R. FETTING
                                                  ------------------------------
                                                  Mark R. Fetting

                                                  President

January 29, 2003

Portfolio Managers' Comments

American Leading Companies Trust

Market Commentary

  Investors have been through the wringer in the last three years. Despite an 8.4% advance in the fourth quarter, the S&P 500 Stock Composite Index(A) finished 2002 with a total return of -22.1%, its worst annual performance since 1974. On the heels of losses in 2000 (-9.1%) and 2001 (-11.9%), the S&P 500 recorded its third consecutive year of losses for the first time since 1941. The S&P 500's three-year loss of over 40% (before dividends) is the worst since the Great Depression years of 1930-1932.

  In many ways, 2002's loss was the cruelest of the three - not only because the decline was more pervasive and severe, but also because many (including ourselves) had expected better. At this time last year, we argued that the S&P 500 in 2002 had the potential to show modest positive returns. We thought that a moderate recovery in GDP, driven by stimulative monetary and fiscal policy, low interest rates and an absence of inflationary pressures, would be enough to trigger a rebound in corporate profits strong enough to push equity returns into positive territory.

  As it turned out, we got the economy and interest rates almost exactly right, but that did not translate into positive equity returns. Why not? What did we miss? First, though corporate profits were up, they were disappointing relative to expectations, as industry after industry saw its pricing power eroded by weak demand and excess capacity. The second thing we failed to appreciate sufficiently was the extent to which corporate accounting scandals and the egregious behavior of a number of prominent CEOs would precipitate a crisis of confidence among investors.

  Throughout the spring and summer of 2002, each new revelation of corporate malfeasance, CEO greed, and accounting abuse outraged investors and fueled their sense that the equity game was rigged against them. The crisis of investor confidence, exacerbated by the corrosive effects of three years of losses on investors' psyches, caused a flight out of equities into bonds and cash which reached fever pitch in late July and again in early October.

  As bad as those periods were, we believe they marked an important bottom in the equity market. Those who disagree should take a closer look at the sentiment numbers, which were hugely negative during that period. One example is the volatility index (VIX), which measures investor sentiment by looking at the ratio of the number of put option buyers to the number of call buyers. When the ratio of put buyers to call buyers is high, indicating that investors are bearish and expect the market to fall, the VIX is high. When the reverse is true and there are more call buyers than put buyers, the VIX is low. This has spawned the rhyme: "When the VIX is high, it's time to buy. When the VIX is low, it's time to go." VIX readings over 50 are very rare and have marked major market bottoms in the past. In fact, the

---------------
(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

VIX has only closed above 50 once since the Crash of 1987 - on July 23, 2002. Closing VIX readings over 40 are normally fairly rare. There were none in 2000, and only six in 2001. In 2002, there were 40! This is extremely unusual and indicates an extended period of high investor anxiety.

  As we noted in our last shareholder letter, periods of extreme volatility have often occurred at or near market lows in the past. On October 11, 2002, the S&P 500 recorded a record fifteenth consecutive daily price change of more than 1%. After the prior four longest volatility periods since WWII, the market was 14% higher (on average) six months later. Through January 17, 2003, the S&P 500 is up 8.0% since October 11, 2002, so the pattern seems to be holding again this time.

Investment Results

  Cumulative results for the American Leading Companies Trust Institutional Class from recommencement of operations (June 14, 2001) to December 31, 2002, was -19.08%. Due to the limited operating history of the Institutional Class, the following chart compares, for illustrative purposes, the cumulative results for the Primary Class for the three-month, one-year, three-year and five-year periods ended December 31, 2002, are listed below, along with those of some comparative indices:

                             THREE      ONE      THREE      FIVE
                            MONTHS     YEAR      YEARS     YEARS
------------------------------------------------------------------
American Leading Companies
  Trust Primary Class(B)    +11.86%   -17.90%   -20.20%     +1.90%
S&P 500 Composite Index(C)   +8.44%   -22.10%   -37.61%     -2.90%
Lipper Large-Cap Core
  Funds Index(D)             +6.65%   -21.23%   -36.40%     -3.65%
Lipper Large-Cap Value
  Funds Index(E)             +8.64%   -19.68%   -25.13%     -1.93%
Dow Jones Industrial
  Average(F)                +10.60%   -15.01%   -23.53%    +14.91%

  The Fund's Primary Class finished 2002 on a strong note, posting double-digit positive returns in the fourth quarter, and outpacing its market benchmarks and peer funds by a comfortable margin. This strong showing came during a quarter in which only about 20% of general equity mutual funds outperformed the S&P 500 Index, according to data from Lipper Inc. Despite the good finish, 2002 was still the worst year in the Fund's history in terms of absolute return. In the face of a difficult year, it is some consolation that the Fund's Primary Class relative perform-

---------------

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) An index comprised of the 30 largest funds in the Lipper universe of 1,000 large-cap core funds.

(E) An index comprised of the 30 largest funds in the Lipper universe of 702 large-cap value funds.

(F) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

ance was quite favorable, ahead of the S&P 500 and peer funds, but trailing the Dow Industrials. On a three-year basis, the Fund's Primary Class performance was ahead of all relevant benchmarks and peer groups. On a five-year basis, the Primary Class trailed only the Dow Industrials.

  As one of the largest individual shareholders of the Fund ourselves, we recognize that other Primary Class shareholders may have some difficulty being elated at having lost "only" 20.2% of their money in the last three years in the Fund, rather than the 37.6% they would have lost in an S&P 500 Index Fund. We think the mathematics of decline obscure the considerable difference in performance that these two numbers represent. By "mathematics of decline," we mean that a stock that drops 50% (from $20 to $10, for example) has to go up 100% (from $10 to $20) to get even. In the same manner, to recover its 20.2% loss in the last three years, the Fund must return 25.3%. In contrast, to recover its three-year loss of 37.6%, the S&P 500 must return over 60%.

  The Fund's performance in the fourth quarter was driven by its telecommunications, information technology and consumer discretionary stock holdings. Eight of the top ten percentage gainers in the quarter were in these three sectors. Leading gainers were: Lucent Technologies Inc., Nextel Communications, Verizon Communications, SBC Communications, IBM Corporation, Eastman Kodak Company, J.P. Morgan Chase & Co., Lexmark International, Inc., ALLTEL Corporation and Liberty Media. Laggards included: Kimberly-Clark Corporation, UnumProvident Corporation, Albertson's, Inc., McKesson HBOC, Inc., UnitedHealth Group Incorporated, General Motors Corporation, Wellpoint Health Networks Inc., Waste Management Inc. and Bristol-Myers.

  Portfolio turnover, which has averaged about 36% over the last year, was about half that in the fourth quarter, averaging about 18%. Our largest purchases in the quarter were a new position in Philip Morris and a substantial increase in our holdings of Bristol-Myers Squibb. We regard each of these as very depressed blue chips, with above-average capital gains potential and very attractive dividend yields, 6.8% in the case of Philip Morris and 4.7% for Bristol-Myers Squibb. We also initiated a small position in Home Depot, the giant home improvement retailer that has the distinction of being the worst performing stock in the Dow Industrials in 2002. We believe this company has significant recovery potential and intend to increase our investment over the next few months. To fund our purchases, we sold our holdings in Circuit City Stores, Inc., Carmax Inc. (a spin-off of Circuit City) and Unisys Corporation. All of these stocks have relatively small market capitalization, unremarkable prospects (in our opinion), and pay no dividend.

Outlook

  Our case for optimism regarding the equity market remains much the same as it did three months ago. We can summarize it as follows:

     - The record post-WWII market decline since March 2000 has wrung out most of the excesses of the preceding bubble and returned stocks to a level at which they are at least reasonably (and arguably attractively) priced versus competing alternatives.

     - The overall economy is recovering and corporate profits are improving.

     - Interest rates are low and likely to remain so for much of 2003 and into 2004.

     - Both monetary and fiscal policy are stimulative, mitigating the risk of a "Japan-style" deflationary surprise.

     - Inflationary pressures are likely to be contained by the moderate pace of GDP growth and few constraints on capacity.

  Reinforcing these positives, we see good prospects for passage of the recently introduced legislation to eliminate the double taxation of dividends. In a perfect world, we would have preferred to see the elimination of taxation come at the corporate level, but believe that some change is better than no change. Our preference for action at the corporate rather than individual level is based on two factors. First, according to Bridgewater Associates, only about 51% of equities are held in taxable accounts, thus somewhat diluting the benefits of eliminating dividend taxes at the payee level. In contrast, 100% of corporations could theoretically benefit from eliminating dividend taxes at the corporate level. Giving corporations the tax benefit would also put dividends on an equal footing with interest payments (which are already tax-deductible), thus eliminating a perverse incentive for corporations to favor debt over equity financing.

  Areas of concern regarding the outlook for equities remain: (1) possible dislocations from a war with Iraq; (2) the extent and timing of a pick-up in capital spending; and (3) the willingness and ability of consumers - especially those in the middle-income brackets - to continue spending in the face of a rising debt burden.

  On balance, at about 16X consensus earnings for 2003, we see the S&P 500 as being capable of delivering total returns on the order of 8% this year, with 6% to 6 1/2% coming from capital appreciation and the balance from dividends. We are even more optimistic about the prospects for companies in the Fund. As illustrated on the next page, on a composite basis the companies in ALC have better growth prospects, higher returns on equity, higher dividend yields and larger market capitalization than the S&P 500, yet sell at a discount to the market in terms of price/earnings ratios and price-to-book value.

SUMMARY STATISTICS
(AS OF 12/31/02)
                                       S&P 500         ALC
------------------------------------------------------------
03/02 Earnings Growth                    14.3%          23.0%
P/E Ratio (2002E)                        18.1x          15.5x
P/E Ratio (2003E)                        15.8x          12.6x
Price/Book Value                         2.64x          2.28x
Dividend Yield                           1.82%          1.94%
Return on Equity (2003E)                 15.9%          17.2%
Median Market Cap (Mln)                $6,782        $29,196
Average Market Cap (Mln)              $15,998        $59,146

---------------

Source: FactSet Data Systems, First Call

  We believe that our portfolio strategy of buying good quality companies when they are on sale affords our shareholders the opportunity to achieve returns superior to those of an index fund.

  As always, we appreciate your support and welcome your comments.

                                                  David E. Nelson, CFA

January 21, 2003
DJIA 8442.90

Balanced Trust

Equity Review

  During the quarter the Fund's equity holdings benefited from a recovery in the price of stocks with stronger financial characteristics. The prior three quarters were marked by positive price performance that was limited in scope to the lower quality echelon of the market. Many of these companies had been priced as though they were going out of business, and the realization by investors that these companies were in fact going to survive fueled a relief rally. This phenomenon is playing out in much the same fashion as it did during 1994, when industrial and consumer-oriented companies that survived the late eighties LBO craze handily trounced the price performance of higher quality financials and health care companies. These corrective periods, while challenging, are limited in both scope and duration. As the most recent quarter closed we saw proof of this manifest in the price action of the shares held in the Fund.

  The Fund's equity portfolio underperformed the S&P 500 Stock Composite Index(A) during the quarter, due principally to our limited exposure in the basic materials and telecommunications sectors of the market. We have been unable to find companies with sufficient financial strength and earnings prospects in these areas for some time. The latter stages of the relief rally drove the strongest price performance of the market in these sectors during the quarter. As the quarter drew to a close there were signs that these forces were abating.

  During the quarter the Fund experienced strong performance contributions from Citigroup (+19.3%), Dell (+14.4%), Medtronic (+8.6%) and Pharmacia (+8.1%). During the quarter we exchanged our positions in TotalFinaElf and ChevronTexaco for Exxon Mobil and British Petroleum within the energy sector. We undertook partial sales of Dell, Cintas and Merck, using the proceeds to augment our holdings in Oracle, IBM, Automatic Data and Dover. We initiated a position in Cardinal Health and added to our position in McCormick. In what we believe is a rare occurrence, we sold our recently acquired holding in Hartford Financial in favor of Principal Financial Group. Hartford Financial is among the oldest and most widely respected companies in the industry. Unfortunately, that fact means that during the past they provided coverage to customers who found themselves the target of asbestos litigation. Even though we researched this issue thoroughly, companies are now being targeted in yet another round of litigation based upon novel legal concepts. Our inability to forecast the outcome of these actions led us to exit our Hartford investment. Principal Financial is engaged in the administration of employee retirement plans and annuity-based insurance products with no property or casualty insurance exposure.

  At this time we hold a strong conviction that the Fund is properly positioned for both the economic and market realities of the coming quarter.

---------------
(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Fixed Income Review

         "It's tough to make predictions, especially about the future."

                                                          -- Yogi Berra

  It seems unlikely that the current environment is any more uncertain than other turbulent periods; however, it is safe to say that confidence is not in great abundance. In addition, we have had a major shift in focus along economic, financial and geo-political lines. Market participants now talk about deflation not inflation, preserving capital not maximizing returns, and weapons of mass destruction not the peace dividend. Under these conditions, should it be any great surprise that for the past five years, intermediate-term bonds have outperformed stocks by more than 800 basis points (i.e., 8%) on an annualized basis? Contrarians take note: The fact that individual investors have decided to shift from technology stocks to government bonds after this five-year period of bond outperformance should have your warning lights flashing bright red.

  During the fourth quarter of 2002, bonds lagged equities by a wide margin; however, on an absolute basis, fixed income returns were attractive. The fixed income portion of the Fund performed in line with the index during the past three months as it did for the year. While we are not content with "in line" performance, we are comforted by the fact that our style mandates avoiding undue risk and we certainly remained true to our approach as we will continue to do in the future.

  The Federal Reserve opted to cut short-term interest rates once again this past November and the yield curve steepened further in response. During the quarter, corporate bonds, particularly the lower rated sector, rebounded significantly while mortgage-backed securities underperformed. Since the Fund has an overweight position in both of these sectors as well as a defensive portfolio structure, our returns were a push to the market. While corporate bonds are not yet overvalued, future relative returns should be somewhat muted. On the other hand, the mortgage sector still offers good value. Although we clearly have been early (read: wrong), we continue to believe that our defensive posture will be amply rewarded during 2003. Major identified unknowns for the bond market are the prospects for military action against Iraq and North Korea, the possibility of a deflationary spiral, a sustained weakening in the U.S. dollar, rising commodity prices and significant net new bond issuance. While the bond market arguably discounts all of these factors, we believe the greatest risks lie to the downside.

  As always, we will monitor market conditions closely with an emphasis on risk avoidance. We appreciate your confidence and your continued support.

                                                  James B. Hagerty, CFA
                                                  Peter Sorrentino, CFA
                                                  Dale H. Rabiner, CFA

January 22, 2003

DJIA 8318.73

U.S. Small-Capitalization Value Trust

  For the quarter, the Institutional Class of the Fund rose 5.8%, compared to gains of 4.9% for the Russell 2000 Value Index,(A) 6.2% for the Russell 2000 Index,(B) and 8.4% for the S&P 500 Stock Composite Index.(C) For 2002, the portfolio was down -5.3%, compared to losses of -11.4% for the Russell 2000 Value Index, -20.5% for the Russell 2000 Index, and -22.1% for the S&P 500 Stock Composite Index.

  For most of the fourth quarter, investors chose to focus on the positive aspects of the economic news and, as a result, stock prices moved sharply higher. While the quarter's economic and corporate profit news was still mixed, investors decided that on balance the environment was at least a shade better. Given the sharp equity declines for the year and recognizing that stocks often lead the economy upward, investors were inclined toward a market rally. In December, investors pulled back from the optimism that had driven stocks sharply higher in October and November. Instead, the market became more concerned with weaker-than-normal holiday shopping activity, higher oil prices, potential war with Iraq, and generally mixed economic signals. Despite the gloomier December outlook, stocks did produce strong positive performance for the fourth quarter as a whole. For the quarter, large-cap stocks rallied more than smaller stocks and growth improved more than value, as the stocks down the most this year rallied the furthest. For the year, small-cap value was defensive, falling much less than the market in a very poor equity environment.

  During the quarter, our financials performed well, particularly those exposed to the continued strong home refinancing activity. Despite technology's weakness in December, the group was positive for the quarter, so our underweighting hurt performance for the period. We significantly reduced our tech holdings earlier in the year as the stocks' previous strong performance left them less attractively priced. For the full year, technology stocks were very weak, so our under-weighting was an important contributor to strong relative performance.

  Our holdings in the economically sensitive and consumer-oriented areas such as homebuilding, furniture, industrial manufacturing, apparel, and retail were positive contributors to the portfolio for the year. These stocks benefited from continued strength in consumer spending as the rest of the economy lagged. For the year, financials were one of the stronger performing groups, so our lower-than-benchmark weighting in this group hurt our relative performance. The portfolio also was impacted negatively by our exposure in the specialty finance sector, where rising delinquency rates and accounting complexity led to lower stock prices.

  Because of the long-term strength in many of the economically sensitive and consumer-related stocks, they no longer appear attractively valued. Therefore, we

---------------

(A) Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(B) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

have been reducing our positions among these stocks as they reached our sell targets. While we have been selling consumer and cyclical stocks, we maintain a significant exposure to these areas in the portfolio. Some stocks in the retail sector have lagged so dramatically this quarter that we have found attractive investment opportunities in the group. Similarly, following the December decline in technology stocks, we have found some appealing valuations among this sector.

  In 2002, the S&P was down for the third year in a row, with a cumulative decline over the three years of over 35%. This extraordinarily difficult market is the result of both the slow economy and the prior excesses that peaked during the 1999-2000 tech bubble. While we do not emphasize economic or market forecasting in our process, we do believe that most of the market excesses have been wrung out and that the economy is prepared for better growth. Therefore, we are more optimistic about positive equity returns in 2003 for the overall market and the small-cap value sector.

  Over the last five years, we have experienced extraordinary swings in the returns between small-cap value and growth. During the tech bubble, small growth stocks absolutely dominated the value sector. Conversely, during the last two and a half years, value has completely recovered, with Brandywine's disciplined value approach performing particularly well. We believe that we now are seeing a return to the historically calmer relation between small-cap value and growth. During normal periods, small-cap value tends to outperform growth, although by smaller amounts than produced during the last few years. The current economic environment also favors small-cap value outperformance: the recovery is continuing, valuations are reasonable, and junk bond spreads are narrowing.

  We now find ourselves investing in a market where stocks and sectors cycle in and out of favor, the ideal environment for our consistent investment style. In addition, we believe that the painful reversal of the tech bubble excesses is a lasting lesson that will prevent investors from soon returning to the single-minded pursuit of growth and momentum. Therefore, for the foreseeable future, we expect to remain in this attractive market pattern that favors value investing.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                  Henry F. Otto
                                                  Steven M. Tonkovich

January 22, 2003
DJIA 8318.73

Performance Information

Legg Mason Investors Trust, Inc.

Total Returns for One Year, Three Years and Life of Class, as of December 31,
2002

  Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Primary Class and Class A is contained in a separate report to the shareholders of those classes.

  The following table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Funds' total returns(A) as of December 31, 2002, were as follows:

                                 American Leading   Balanced   U.S. Small-Cap
                                 Companies Trust     Trust      Value Trust
-----------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                         -16.95%        -11.36%        -5.28%
    Three Years                         N/A            N/A         +8.15%
    Life of Class(B)                 -12.78%         -4.97%        +1.46%
  Financial Intermediary Class:
    One Year                            N/A         -11.59%          N/A
    Life of Class(C)                    N/A          -5.23%          N/A

Cumulative Total Return
  Institutional Class:
    One Year                         -16.95%        -11.36%        -5.28%
    Three Years                         N/A            N/A        +26.48%
    Life of Class(B)                 -19.08%         -8.74%        +6.80%
  Financial Intermediary Class:
    One Year                            N/A         -11.59%          N/A
    Life of Class(C)                    N/A          -9.18%          N/A
-----------------------------------------------------------------------------

---------------

(A) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(B) Institutional Class inception dates:
    American Leading Companies Trust -- June 14, 2001
    Balanced Trust -- March 16, 2001
    U.S. Small-Cap Value Trust -- June 19, 1998

(C) Financial Intermediary Class inception date:
    Balanced Trust -- March 16, 2001
N/A -- Not applicable.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE(D)

Stronger performers for the 4th quarter 2002(E)
-----------------------------------------------
 1.   Lucent Technologies Inc.         +65.8%
 2.   Nextel Communications, Inc.      +53.0%
 3.   Verizon Communications Inc.      +42.9%
 4.   SBC Communications Inc.          +36.7%
 5.   International Business
       Machines Corporation            +33.2%
 6.   Eastman Kodak Company            +32.1%
 7.   J.P. Morgan Chase & Co.          +28.7%
 8.   Lexmark International, Inc.      +28.7%
 9.   ALLTEL Corporation               +28.0%
10.   Liberty Media Corporation        +26.4%

 Weaker performers for the 4th quarter 2002(E)
-----------------------------------------------
 1.   Kimberly-Clark Corporation       -15.7%
 2.   UnumProvident Corporation        -13.2%
 3.   Albertson's, Inc.                 -7.1%
 4.   McKesson HBOC, Inc.               -4.4%
 5.   UnitedHealth Group
       Incorporated                     -4.3%
 6.   General Motors Corporation        -3.8%
 7.   Wellpoint Health Networks Inc.    -2.9%
 8.   Lloyds TSB Group plc              -2.6%
 9.   Bank One Corporation              -1.7%
10.   Waste Management Inc.             -1.7%

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2002
----------------------------------------------
Philip Morris Companies, Inc.
The Home Depot, Inc.

 Securities sold during the 4th quarter 2002
----------------------------------------------
Circuit City Stores - Circuit City Group
Unisys Corporation

---------------

(D) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.
(E) Securities held for the entire quarter.

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE(F)

Stronger performers for the 4th quarter 2002(G)
------------------------------------------------
 1.   Oracle Corporation                +37.4%
 2.   SBC Communications Inc.           +36.7%
 3.   International Business Machines
       Corporation                      +33.2%
 4.   J.P. Morgan Chase & Co.           +28.7%
 5.   Merck & Co., Inc.                 +24.6%
 6.   Citigroup Inc.                    +19.3%
 7.   Microsoft Corporation             +18.2%
 8.   Emerson Electric Company          +16.6%
 9.   Principal Financial Group, Inc.   +16.1%
10.   Dover Corporation                 +15.4%

Weaker performers for the 4th quarter 2002(G)
---------------------------------------------
 1.  Chateau Communities, Inc.        -12.9%
 2.  The Home Depot, Inc.              -8.0%
 3.  McDonald's Corporation            -7.7%
 4.  Martin Marietta Materials,
      Inc.                             -5.4%
 5.  Jefferson-Pilot Corporation       -4.2%
 6.  Anheuser-Busch Companies, Inc.    -4.0%
 7.  Charter One Financial, Inc.       -2.6%
 8.  United States Treasury Notes,
      5%, 8/15/11                      -1.3%
 9.  IVAX Corporation                  -1.1%
10.  United States Treasury Notes,
      6.5%, 10/15/06                   -0.8%

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2002
----------------------------------------------
Automatic Data Processing, Inc.
BP Plc -- ADR
Cardinal Health, Inc.
Exxon Mobil Corporation

 Securities sold during the 4th quarter 2002
----------------------------------------------
ChevronTexaco Corporation
Sun Microsystems, Inc.
The Hartford Financial Services Group,
 Inc.
TotalFinaElf S.A. - ADR

---------------

(F) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(G) Securities held for the entire quarter.

U.S. Small-Capitalization Value Trust(H)

SELECTED PORTFOLIO PERFORMANCE(I)

Stronger performers for the 4th quarter 2002J
----------------------------------------------
 1.   Citrix Systems, Inc.            +104.3%
 2.   Royal Appliance Mfg. Co.         +82.7%
 3.   Genesis Microchip
       Incorporated                    +70.1%
 4.   Quanta Services, Inc.            +68.3%
 5.   Horizon Health Corporation       +65.6%
 6.   XETA Technologies Inc.           +61.0%
 7.   DVI, Inc.                        +57.3%
 8.   Q.E.P. Co., Inc.                 +57.0%
 9.   Old Dominion Freight Line,
       Inc.                            +53.8%
10.   GTSI Corp.                       +52.8%

Weaker performers for the 4th quarter 2002(J)
----------------------------------------------
 1.   Radiologix, Inc.                 -63.9%
 2.   Kindred Healthcare, Inc.         -51.0%
 3.   Spartan Stores, Inc.             -46.1%
 4.   NorthWestern Corporation         -45.7%
 5.   Nash-Finch Company               -42.5%
 6.   Ag Services of America, Inc.     -40.2%
 7.   Allou Health & Beauty Care,
       Inc.                            -37.8%
 8.   Tower Automotive, Inc.           -32.8%
 9.   Tropical Sportswear Int'l
       Corporation                     -30.9%
10.   Water Pik Technologies, Inc.     -27.6%

---------------

(H) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.

(I) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.
(J) Securities held for the entire quarter.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
December 31, 2002 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.4%

Consumer Discretionary -- 13.9%
 Automobiles -- 0.4%
 General Motors Corporation                                        50           $  1,828
                                                                                --------
 Household Durables -- 0.5%
 Koninklijke (Royal) Philips Electronics N.V. - ADR               118              2,086
                                                                                --------
 Leisure Equipment and Products -- 1.4%
 Eastman Kodak Company                                            175              6,132
                                                                                --------
 Media -- 5.2%
 AOL Time Warner Inc.                                             480              6,288(A)
 Liberty Media Corporation                                      1,872             16,736(A)
                                                                                --------
                                                                                  23,024
                                                                                --------
 Multi-Line Retail -- 2.1%
 The May Department Stores Company                                330              7,583
 Wal-Mart Stores, Inc.                                             35              1,768
                                                                                --------
                                                                                   9,351
                                                                                --------
 Specialty Retail -- 4.3%
 The Home Depot, Inc.                                              75              1,797
 The TJX Companies, Inc.                                          900             17,568
                                                                                --------
                                                                                  19,365
                                                                                --------
Consumer Staples -- 6.5%
 Food and Drug Retailing -- 4.4%
 Albertson's, Inc.                                                525             11,686
 The Kroger Co.                                                   520              8,034(A)
                                                                                --------
                                                                                  19,720
                                                                                --------
 Household Products -- 0.7%
 Avon Products, Inc.                                               30              1,616
 Kimberly-Clark Corporation                                        25              1,187
                                                                                --------
                                                                                   2,803
                                                                                --------
 Tobacco -- 1.4%
 Philip Morris Companies, Inc.                                    154              6,242
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Energy -- 0.4%
 Oil and Gas -- 0.4%
 Anadarko Petroleum Corporation                                    40           $  1,916
                                                                                --------
Financials -- 31.7%
 Banks -- 18.7%
 Bank of America Corporation                                      193             13,441
 Bank One Corporation                                             457             16,700
 FleetBoston Financial Corporation                                285              6,920
 Lloyds TSB Group plc                                           2,556             18,350
 Washington Mutual, Inc.                                          811             27,997
                                                                                --------
                                                                                  83,408
                                                                                --------
 Diversified Financials -- 7.5%
 Citigroup Inc.                                                   433             15,227
 Fannie Mae                                                       119              7,642
 J.P. Morgan Chase & Co.                                          437             10,498
                                                                                --------
                                                                                  33,367
                                                                                --------
 Insurance -- 5.5%
 MGIC Investment Corporation                                      441             18,205
 UnumProvident Corporation                                        358              6,279
                                                                                --------
                                                                                  24,484
                                                                                --------
Health Care -- 19.6%
 Health Care Providers and Services -- 13.4%
 Health Net Inc.                                                1,000             26,400(A)
 McKesson HBOC, Inc.                                               80              2,162
 UnitedHealth Group Incorporated                                  220             18,370
 Wellpoint Health Networks Inc.                                   180             12,809(A)
                                                                                --------
                                                                                  59,741
                                                                                --------
 Pharmaceuticals -- 6.2%
 Bristol-Myers Squibb Company                                     500             11,575
 Johnson & Johnson                                                118              6,338
 Merck & Co., Inc.                                                123              6,963
 Pfizer Inc.                                                       58              1,773
 Wyeth                                                             25                935
                                                                                --------
                                                                                  27,584
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Industrials -- 6.7%
 Aerospace/Defense -- 2.1%
 Honeywell International Inc.                                     380           $  9,120
                                                                                --------
 Commercial Services and Supplies -- 1.4%
 Waste Management Inc.                                            278              6,372
                                                                                --------
 Industrial Conglomerates -- 3.2%
 General Electric Company                                         115              2,800
 Tyco International Ltd.                                          675             11,529
                                                                                --------
                                                                                  14,329
                                                                                --------
Information Technology -- 10.9%
 Communications Equipment -- 1.2%
 Lucent Technologies Inc.                                       1,100              1,386(A)
 Nokia Oyj - ADR                                                  240              3,720
                                                                                --------
                                                                                   5,106
                                                                                --------
 Computers and Peripherals -- 8.4%
 Dell Computer Corporation                                        430             11,498(A)
 International Business Machines Corporation                      210             16,275
 Lexmark International, Inc.                                      160              9,680(A)
                                                                                --------
                                                                                  37,453
                                                                                --------
 Semiconductor Equipment and Production -- 0.8%
 Intel Corporation                                                229              3,570
                                                                                --------
 Software -- 0.5%
 Microsoft Corporation                                             47              2,430(A)
                                                                                --------
Telecommunication Services -- 8.2%
 Diversified Telecommunication Services -- 4.1%
 ALLTEL Corporation                                               185              9,435
 SBC Communications Inc.                                          130              3,525
 Verizon Communications Inc.                                      135              5,231
                                                                                --------
                                                                                  18,191
                                                                                --------
 Wireless Telecommunication Services -- 4.1%
 Nextel Communications, Inc.                                    1,600             18,480(A)
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Utilities -- 0.5%
 Electric Utilities -- 0.5%
 Duke Energy Corporation                                          120           $  2,345
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $376,797)            438,447
----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.6%

Goldman, Sachs & Company
 1.2%, dated 12/31/02, to be repurchased at $3,623 on
 1/2/03 (Collateral: $3,544 Freddie Mac notes, 6.5%, due
 8/1/32, value $3,715)                                         $3,623              3,623

J.P. Morgan Chase & Co.
 1.2%, dated 12/31/02, to be repurchased at $3,623 on
 1/2/03 (Collateral: $2,896 Fannie Mae mortgage-backed
 securities, 7.25%, due 5/15/30, value $3,701)                  3,623              3,623
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $7,246)                            7,246
----------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $384,043)                        445,693
Other Assets Less Liabilities -- N.M.                                                (80)
                                                                                --------

NET ASSETS -- 100.0%                                                            $445,613
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $15.18
                                                                                ========
 INSTITUTIONAL CLASS                                                              $15.44
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
December 31, 2002 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 57.6%

Consumer Discretionary -- 5.3%
 Hotels, Restaurants and Leisure -- 1.2%
 McDonald's Corporation                                                            40        $   643
                                                                                             -------
 Multi-Line Retail -- 3.0%
 Target Corporation                                                                34          1,020
 Wal-Mart Stores, Inc.                                                             13            657
                                                                                             -------
                                                                                               1,677
                                                                                             -------
 Specialty Retail -- 1.1%
 The Home Depot, Inc.                                                              25            608
                                                                                             -------
Consumer Staples -- 6.3%
 Beverages -- 2.4%
 Anheuser-Busch Companies, Inc.                                                    13            629
 PepsiCo, Inc.                                                                     16            688
                                                                                             -------
                                                                                               1,317
                                                                                             -------
 Food and Drug Retailing -- 3.9%
 McCormick & Company, Incorporated                                                 40            928
 Safeway Inc.                                                                      23            526(A)
 SYSCO Corporation                                                                 24            721
                                                                                             -------
                                                                                               2,175
                                                                                             -------
Energy -- 3.8%
 Oil and Gas -- 3.8%
 BP Plc - ADR                                                                      28          1,138
 Exxon Mobil Corporation                                                           28            979
                                                                                             -------
                                                                                               2,117
                                                                                             -------
Financials -- 13.5%
 Banks -- 2.1%
 Charter One Financial, Inc.                                                       41          1,186
                                                                                             -------
 Diversified Financials -- 5.2%
 Citigroup Inc.                                                                    47          1,654
 Fannie Mae                                                                        13            817
 J.P. Morgan Chase & Co.                                                           17            398
                                                                                             -------
                                                                                               2,869
                                                                                             -------

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Financials -- Continued
 Insurance -- 4.9%
 Jefferson-Pilot Corporation                                                       11        $   400
 Lincoln National Corporation                                                      26            821
 Principal Financial Group, Inc.                                                   30            904
 The PMI Group, Inc.                                                               19            556
                                                                                             -------
                                                                                               2,681
                                                                                             -------
 Real Estate Investment Trusts -- 1.3%
 Chateau Communities, Inc.                                                         30            690
                                                                                             -------
Health Care -- 10.6%
 Health Care (Medical Products and Supplies) -- 3.8%
 Biomet, Inc.                                                                      28            803
 Medtronic, Inc.                                                                   28          1,286
                                                                                             -------
                                                                                               2,089
                                                                                             -------
 Health Care Providers and Services -- 0.8%
 Cardinal Health, Inc.                                                              7            414
                                                                                             -------
 Pharmaceuticals -- 6.0%
 IVAX Corporation                                                                  26            315(A)
 Johnson & Johnson                                                                 20          1,074
 Merck & Co., Inc.                                                                 15            827
 Pharmacia Corporation                                                             27          1,112
                                                                                             -------
                                                                                               3,328
                                                                                             -------
Industrials -- 7.8%
 Commercial Services and Supplies -- 1.6%
 Automatic Data Processing, Inc.                                                   15            589
 Cintas Corporation                                                                 7            320
                                                                                             -------
                                                                                                 909
                                                                                             -------
 Electrical Equipment -- 1.3%
 Emerson Electric Company                                                          14            692
                                                                                             -------
 Industrial Conglomerates -- 1.4%
 General Electric Company                                                          32            779
                                                                                             -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Industrials -- Continued
 Machinery -- 2.0%
 Dover Corporation                                                                 22        $   641
 Illinois Tool Works Inc.                                                           7            454
                                                                                             -------
                                                                                               1,095
                                                                                             -------
 Road and Rail -- 1.5%
 Union Pacific Corporation                                                         14            838
                                                                                             -------
Information Technology -- 7.4%
 Computers and Peripherals -- 2.4%
 Dell Computer Corporation                                                         28            749(A)
 International Business Machines Corporation                                        8            589
                                                                                             -------
                                                                                               1,338
                                                                                             -------
 Semiconductor Equipment and Production -- 2.5%
 Applied Materials, Inc.                                                           34            443(A)
 Intel Corporation                                                                 40            627
 Texas Instruments Incorporated                                                    20            293
                                                                                             -------
                                                                                               1,363
                                                                                             -------
 Software -- 2.5%
 Microsoft Corporation                                                             12            600(A)
 Oracle Corporation                                                                70            756(A)
                                                                                             -------
                                                                                               1,356
                                                                                             -------
Materials -- 1.5%
 Construction and Building
   Materials -- 1.5%
 Martin Marietta Materials, Inc.                                                   27            828
                                                                                             -------
Telecommunication Services -- 1.4%
 Diversified Telecommunication Services -- 1.4%
 SBC Communications Inc.                                                           28            759
                                                                                             -------
Total Common Stock and Equity Interests (Identified Cost -- $33,709)                          31,751
----------------------------------------------------------------------------------------------------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 19.0%

Banking and Finance -- 2.2%
General Electric Capital Corporation    6.500%         12/10/07           $  620        $   699
Merrill Lynch & Co., Inc.               6.000%         11/15/04              500            533
                                                                                        -------
                                                                                          1,232
                                                                                        -------
Consumer Services -- 1.2%
Procter & Gamble Company                6.600%         12/15/04              600            654
                                                                                        -------
Electronics (Semiconductors) -- 1.6%
Analog Devices Incorporated             4.750%         10/1/05               900            894
                                                                                        -------
Entertainment -- 0.9%
The Walt Disney Company                 5.125%         12/15/03              500            512
                                                                                        -------
Finance -- 1.0%
General Motors Acceptance Corporation   5.750%         11/10/03              550            559
                                                                                        -------
Food -- 2.9%
Kroger Company                          6.750%         4/15/12               700            775
Unilever Capital Corporation            6.875%         11/1/05               750            841
                                                                                        -------
                                                                                          1,616
                                                                                        -------
Hotels, Restaurants and Leisure -- 1.8%
Hilton Hotels Corp                      5.000%         5/15/06             1,000            958
                                                                                        -------
Investment Banking/Brokerage -- 1.2%
Goldman Sachs Group Incorporated        5.700%          9/1/12               625            650
                                                                                        -------
Machinery -- 0.6%
Caterpillar Financial Services          6.090%          3/1/04               325            341
                                                                                        -------
Media -- 1.4%
Tribune Company                         6.500%         7/30/04               700            743
                                                                                        -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Oil (Domestic Integrated) -- 1.4%
Conoco Inc.                             5.900%         4/15/04            $  750        $   785
                                                                                        -------
Railroads -- 1.6%
Union Pacific Corporation               6.625%          2/1/08               750            847
                                                                                        -------
Telecommunications (Cellular/Wireless) -- 1.2%
Verizon Global Funding Corp.            6.875%         6/15/12               600            669
                                                                                        -------
Total Corporate Bonds and Notes
 (Identified Cost -- $9,783)                                                             10,460
-----------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 12.3%

Fixed Rate Securities -- 7.7%
Federal Farm Credit Bank                5.000%         5/10/04               400            418
United States Treasury Notes            5.000%         8/15/11               550            603
United States Treasury Notes            5.250%         5/15/04             1,000          1,053
United States Treasury Notes            6.000%         8/15/09               500            581
United States Treasury Notes            6.500%         5/15/05               430            477
United States Treasury Notes            6.500%         10/15/06            1,000          1,149
                                                                                        -------
                                                                                          4,281
                                                                                        -------
Stripped Securities -- 4.6%
United States Treasury STRIPS           0.000%         11/15/04            1,100          1,068(B)
United States Treasury STRIPS           0.000%         8/15/05               550            523(B)
United States Treasury STRIPS           0.000%         2/15/14             1,555            943(B)
                                                                                        -------
                                                                                          2,534
                                                                                        -------
Total U.S. Government and Agency
 Obligations (Identified
 Cost -- $6,338)                                                                          6,815
-----------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 8.8%

Fixed Rate Securities -- 8.8%
Government National Mortgage
 Association                            6.000%    8/15/28 to 9/15/32       3,224          3,368
Government National Mortgage
 Association                            7.000%   2/15/28 to 12/15/31       1,384          1,465
                                                                                        -------
Total U.S. Government Agency
 Mortgage-Backed Securities
 (Identified Cost -- $4,666)                                                              4,833
-----------------------------------------------------------------------------------------------

                                                                          Shares         Value
-----------------------------------------------------------------------------------------------
Preferred Stocks -- 1.4%

International Paper Capital Trust Cv., 5.25%                                  17shs         779
                                                                                        -------
Total Preferred Stocks (Identified Cost -- $770)                                            779
-----------------------------------------------------------------------------------------------
Total Investments -- 99.1% (Identified Cost -- $55,266)                                  54,638
Other Assets Less Liabilities -- 0.9%                                                       516
                                                                                        -------

NET ASSETS -- 100.0%                                                                    $55,154
                                                                                        =======

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                            $9.58
                                                                                        =======
 FINANCIAL INTERMEDIARY CLASS                                                             $9.57
                                                                                        =======
 INSTITUTIONAL CLASS                                                                      $9.58
                                                                                        =======
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
December 31, 2002 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.7%

Auto and Transportation -- 4.0%
 Aftermarket Technology Corp.                                                      27        $    386(A)
 Air Methods Corporation                                                            5              31(A)
 AirNet Systems, Inc.                                                              12              60(A)
 Arctic Cat, Inc.                                                                  20             318
 ArvinMeritor, Inc.                                                                84           1,402
 Atlantic Coast Airlines Holdings, Inc.                                            60             725(A)
 Bandag, Incorporated - Class A                                                     4             125
 BorgWarner, Inc.                                                                   1              30
 Cooper Tire & Rubber Company                                                      83           1,278
 Dura Automotive Systems, Inc.                                                     23             231(A)
 Genesee & Wyoming Inc.                                                             7             133
 GulfMark Offshore, Inc.                                                           24             348(A)
 Monro Muffler Brake, Inc.                                                          5              90(A)
 Offshore Logistics, Inc.                                                          30             662(A)
 Old Dominion Freight Line, Inc.                                                    5             147(A)
 R & B, Inc.                                                                        6              58(A)
 Spartan Motors, Inc.                                                              11             122
 Supreme Industries, Inc.                                                          12              52(A)
 TBC Corporation                                                                   15             174(A)
 Tower Automotive, Inc.                                                           103             463(A)
                                                                                             --------
                                                                                                6,835
                                                                                             --------
Consumer Discretionary -- 24.0%
 Activision, Inc.                                                                  38             554
 Acuity Brands, Inc.                                                               13             180
 American Greetings Corporation                                                    45             711(A)
 APAC Customer Services Inc.                                                       14              33(A)
 Aztar Corporation                                                                 33             470(A)
 Bally Total Fitness Holding Corporation                                           60             425(A)
 bebe stores, inc                                                                   6              74(A)
 Benihana Inc.                                                                      8             109(A)
 Blair Corporation                                                                  9             210
 Bob Evans Farms, Inc.                                                             13             299
 Boston Acoustics, Inc.                                                             4              45
 Brass Eagle Inc.                                                                  12             106(A)
 Brown Shoe Company, Inc.                                                          25             584
 Burlington Coat Factory Warehouse Corporation                                     57           1,029
 Callaway Golf Company                                                              5              65
 Carriage Services, Inc.                                                           28             110(A)
 CEC Entertainment Inc.                                                             6             175(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Central Garden & Pet Company                                                      23        $    422(A)
 Cherokee Inc.                                                                     11             156(A)
 Charlotte Russe Holding Inc.                                                      35             375(A)
 Chromcraft Revington, Inc.                                                        11             144(A)
 CKE Restaurants, Inc.                                                             74             317(A)
 Consolidated Graphics, Inc.                                                        4              85(A)
 Cornell Companies, Inc.                                                           26             234(A)
 Correctional Services Corporation                                                 13              38(A)
 Courier Corporation                                                                2             103
 CPI Corporation                                                                    9             130
 Dave & Busters, Inc.                                                               9              76(A)
 Deckers Outdoor Corporation                                                       11              35(A)
 Dendrite International, Inc.                                                      42             316(A)
 Department 56, Inc.                                                               18             232(A)
 Duckwall-ALCO Stores, Inc.                                                         4              38(A)
 Exponent, Inc.                                                                     8             112(A)
 Factual Data Corp.                                                                 9              70(A)
 Fedders Corporation                                                               42             117
 Finlay Enterprises, Inc.                                                          15             181(A)
 First Cash, Inc.                                                                   7              76(A)
 Footstar, Inc.                                                                    18             125(A)
 Fresh Brands, Inc.                                                                 8             130
 Friedman's, Inc.                                                                  25             214
 Frisch's Restaurants, Inc.                                                         6             122
 G-III Apparel Group, Ltd.                                                          5              31(A)
 Gadzooks, Inc.                                                                    16              76(A)
 Galyan's Trading Company                                                           4              37(A)
 Genesco Inc.                                                                      36             674(A)
 Global Imaging Systems, Inc.                                                       1              11(A)
 Gottschalks Inc.                                                                  21              33(A)
 GTECH Holdings Corporation                                                        30             836(A)
 Haggar Corp.                                                                       7              86
 Handleman Company                                                                 46             526(A)
 Haverty Furniture Companies, Inc.                                                 23             317
 Insight Enterprises, Inc.                                                         66             544(A)
 Isle of Capri Casinos, Inc.                                                       36             473(A)
 Jack in the Box Inc.                                                              64           1,112(A)
 JAKKS Pacific, Inc.                                                               33             438(A)
 Johnson Outdoors Inc.                                                             10              94(A)
 Koss Corporation                                                                   5              86
 Libbey Inc.                                                                       23             606

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Lithia Motors, Inc.                                                               19        $    293(A)
 MarineMax, Inc.                                                                   20             233(A)
 Marsh Supermarkets, Inc.                                                           3              39
 MAXIMUS, Inc.                                                                     16             423(A)
 Maxwell Shoe Company Inc.                                                         19             216(A)
 Midas, Inc.                                                                       26             167(A)
 Movado Group, Inc.                                                                13             250
 Nautica Enterprises, Inc.                                                         30             335(A)
 NCO Portfolio Management, Inc.                                                    23             141(A)
 OshKosh B'Gosh, Inc.                                                               7             196
 Outlook Group Corp.                                                                3              15
 Oxford Industries, Inc.                                                            5             126
 Papa John's International, Inc.                                                   30             831(A)
 Payless ShoeSource, Inc.                                                          36           1,863(A)
 Perry Ellis International, Inc.                                                    9             140(A)
 Q.E.P. Co., Inc.                                                                   3              16(A)
 R.H. Donnelley Corporation                                                        46           1,357(A)
 Radiologix, Inc.                                                                  26              59(A)
 Raven Industries, Inc.                                                             5             181
 ResortQuest International, Inc.                                                   26              97(A)
 REX Stores Corporation                                                            16             166(A)
 Royal Appliance Mfg. Co.                                                          22             156(A)
 Rush Enterprises, Inc. - Class A                                                   5              17(A)
 Rush Enterprises, Inc. - Class B                                                   5              16(A)
 Russell Corporation                                                               32             527
 Ryan's Family Steak Houses, Inc.                                                  44             502(A)
 S&K Famous Brands, Inc.                                                            1              15(A)
 Salton, Inc.                                                                      22             212(A)
 School Specialty, Inc.                                                            12             234
 Service Corporation International                                                 35             116
 Shoe Carnival, Inc.                                                                4              57(A)
 ShopKo Stores, Inc.                                                               40             503(A)
 Skechers U.S.A., Inc.                                                             24             202(A)
 Stanley Furniture Company, Inc.                                                    4              95(A)
 Steinway Musical Instruments, Inc.                                                11             177(A)
 Steven Madden, Ltd.                                                               13             230(A)
 Stewart Enterprises, Inc.                                                        173             963(A)
 Strattec Security Corporation                                                      6             268(A)
 Sunrise Assisted Living, Inc.                                                     36             896(A)
 Superior Uniform Group Inc.                                                        8             103
 Tandy Brands Accessories, Inc.                                                     8              75(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Tetra Tech, Inc.                                                                  22        $    273(A)
 The Bon-Ton Stores, Inc.                                                          18              68(A)
 The Boyds Collection, Ltd.                                                       100             664(A)
 The Buckle, Inc.                                                                  35             632(A)
 The Cato Corporation                                                              22             481
 The Children's Place Retail Stores, Inc.                                          38             401(A)
 The Finish Line, Inc.                                                             23             240(A)
 The Nautilus Group, Inc.                                                          39             517(A)
 The Source Information Management Company                                          3              11(A)
 The Timberland Company                                                            39           1,396(A)
 The Toro Company                                                                  20           1,284
 The Wet Seal, Inc.                                                                34             368(A)
 Traffix, Inc.                                                                     19              63(A)
 Tropical Sportswear Int'l Corporation                                             20             176(A)
 Tupperware Corporation                                                            84           1,261
 Tweeter Home Entertainment Group, Inc.                                            31             184(A)
 United Auto Group, Inc.                                                           54             676(A)
 United Stationers Inc.                                                            48           1,377(A)
 Vialta, Inc.                                                                     0.2            0.06(A)
 Wackenhut Corrections Corporation                                                 28             314(A)
 Wallace Computer Services, Inc.                                                   45             970
 Waste Holdings, Inc.                                                              21             149(A)
 Water Pik Technologies, Inc.                                                      19             140(A)
 Whitehall Jewellers, Inc.                                                          9              89(A)
 Willis Lease Finance Corporation                                                   2               8(A)
 Wolverine World Wide, Inc.                                                        13             190
 Workflow Management, Inc.                                                         22              47(A)
 Zale Corporation                                                                  57           1,818(A)
                                                                                             --------
                                                                                               41,312
                                                                                             --------
Consumer Staples -- 2.5%
 Allou Health & Beauty Care, Inc.                                                   6              17(A)
 Del Monte Foods Company                                                           87             666(A)
 DIMON Incorporated                                                                77             459
 Fleming Companies, Inc.                                                           91             597
 John B. Sanfilippo & Son, Inc.                                                     9              87(A)
 Nash-Finch Company                                                                11              88
 Nature's Sunshine Products, Inc.                                                  26             254
 Sanderson Farms, Inc.                                                              7             151
 Schweitzer-Mauduit International, Inc.                                            20             497
 7-Eleven, Inc.                                                                    39             294(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Spartan Stores, Inc.                                                               6        $     10(A)
 Standard Commercial Corporation                                                   13             228
 Sylvan, Inc.                                                                       3              30(A)
 Universal Corporation                                                             27           1,009
                                                                                             --------
                                                                                                4,387
                                                                                             --------
Energy -- 5.4%
 AZZ Incorporated                                                                  11             134(A)
 Chesapeake Energy Corporation                                                    284           2,201
 DQE, Inc.                                                                         59             901
 Global Power Equipment Group Inc.                                                 74             366(A)
 Hanover Compressor Company                                                        89             813(A)
 Lufkin Industries, Inc.                                                            7             157
 Matrix Service Company                                                            11             100(A)
 Parallel Petroleum Corporation                                                     9              24(A)
 Petroleum Development Corporation                                                 26             137(A)
 Range Resources Corporation                                                       73             395(A)
 Resource America, Inc.                                                            20             178
 SEACOR SMIT Inc.                                                                  22             997(A)
 The Houston Exploration Company                                                   37           1,117(A)
 TMBR/Sharp Drilling, Inc.                                                          5              88(A)
 Universal Compression Holdings, Inc.                                              62           1,194(A)
 Veritas DGC Inc.                                                                  47             371(A)
 World Fuel Services Corporation                                                    9             174
                                                                                             --------
                                                                                                9,347
                                                                                             --------
Financials -- 26.4%
 ABC Bancorp                                                                       13             168
 Abington Bancorp, Inc.                                                             1              25
 ACE Cash Express, Inc.                                                            17             160(A)
 Advanta Corp.                                                                     12             109
 Alfa Corporation                                                                  71             853
 Allegiant Bancorp, Inc.                                                           12             226
 Alliance Bancorp of New England, Inc.                                              1              22
 American Business Financial Services, Inc.                                         5              58
 American Home Mortgage Holdings, Inc.                                             22             246
 American Shared Hospital Services                                                  3              14
 AmericanWest Bancorporation                                                        4              67(A)
 AmeriCredit Corp.                                                                189           1,466(A)
 AmerUs Group Co.                                                                  46           1,309
 Anchor BanCorp Wisconsin, Inc.                                                    15             301
 Arrow Financial Corporation                                                        3             102

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Banner Corporation                                                                19        $    364
 BostonFed Bancorp, Inc.                                                            6             160
 California First National Bancorp                                                  6              79
 Camco Financial Corporation                                                       13             188
 Camden National Corporation                                                        9             210
 Capital Crossing Bank                                                              7             168(A)
 Capitol Bancorp Ltd.                                                              14             325
 Cash America International, Inc.                                                  18             173
 CCBT Financial Companies Inc.                                                     10             257
 Ceres Group, Inc.                                                                 69             133(A)
 Chemical Financial Corporation                                                    37           1,180
 Coastal Bancorp, Inc.                                                              8             259
 Columbia Bancorp                                                                   2              36
 Columbia Banking System, Inc.                                                     23             287(A)
 Commercial Federal Corporation                                                    77           1,786
 Community Bank System, Inc.                                                       15             480
 Community Trust Bancorp, Inc.                                                     20             514
 Corrus Bankshares, Inc.                                                           20             856
 Cotton States Life Insurance Company                                               8              78
 CPB Inc.                                                                           9             252
 Crawford & Company                                                                11              46
 Credit Acceptance Corporation                                                      7              47
 Donegal Group Inc. - Class A                                                       4              44
 Donegal Group Inc. - Class B                                                       2              23
 Downey Financial Corp.                                                            40           1,552
 eFunds Corporation                                                                79             717(A)
 FBL Financial Group, Inc.                                                         44             847
 Fidelity Bancorp, Inc.                                                             1              27
 Financial Industries Corporation                                                   9             125
 First American Corporation                                                        59           1,310
 First Bell Bancorp, Inc.                                                           6             117
 First Citizens Bancshares Inc.                                                    15           1,401
 First Federal Capital Corp.                                                       32             622
 First Financial Bankshares, Inc.                                                  13             491
 First Indiana Corporation                                                         25             468
 First Mutual Bancshares, Inc.                                                      5              89
 First Republic Bank                                                               18             366(A)
 First United Corporation                                                           7             113
 FIRSTFED AMERICA BANCORP, INC.                                                     9             214
 FirstFed Financial Corp.                                                          26             756(A)
 Flagstar Bancorp, Inc.                                                            21             457

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Flushing Financial Corporation                                                    22        $    354
 FNB Financial Services Corporation                                                 7             127
 Fremont General Corporation                                                       89             401
 GATX Corporation                                                                   6             125
 Greater Bay Bancorp                                                               61           1,058
 Hawthorne Financial Corporation                                                    4             103(A)
 HMN Financial, Inc.                                                                6             101
 Horizon Financial Corp.                                                           18             217
 IBERIABANK Corporation                                                             5             189
 IndyMac Bancorp, Inc.                                                             97           1,792(A)
 International Bancshares Corporation                                               9             370
 Interpool, Inc.                                                                   26             416
 Interstate National Dealer Services, Inc.                                          6              36(A)
 Irwin Financial Corporation                                                       46             766
 ITLA Capital Corporation                                                           7             243(A)
 Jacksonville Bancorp, Inc.                                                         2              45
 John H. Harland Company                                                            4              80
 LandAmerica Financial Group, Inc.                                                 31           1,113
 Local Financial Corporation                                                       28             415(A)
 MAF Bancorp, Inc.                                                                  5             166
 MASSBANK Corp.                                                                     8             218
 Matrix Bancorp, Inc.                                                               8              71(A)
 McGrath Rentcorp                                                                   1              14
 Merchants Bancshares, Inc.                                                         4              95
 MicroFinancial Incorporated                                                       25              37
 Mid-State Bancshares                                                               4              64
 National Western Life Insurance Company                                            4             374(A)
 NCO Group, Inc.                                                                   35             552(A)
 New Century Financial Corporation                                                 28             718
 North Central Bancshares, Inc.                                                     3              77
 North Valley Bancorp                                                               8             135
 Northrim BanCorp Inc.                                                              8             109
 Onyx Acceptance Corporation                                                        8              23(A)
 Oriental Financial Group Inc.                                                      6             157
 Pacific Crest Capital, Inc.                                                        4              63
 Pacific Union Bank                                                                 3              37(A)
 Parkvale Financial Corporation                                                     9             200
 PennFed Financial Services, Inc.                                                   3              76
 Peoples Bancorp Inc.                                                               4             101
 PFF Bancorp, Inc.                                                                 13             400
 Republic Bancorp, Inc.                                                            83             979

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Republic First Bancorp, Inc.                                                      10        $     64(A)
 Royal Bancshares of Pennsylvania, Inc.                                            13             278
 S&T Bancorp, Inc.                                                                 44           1,101
 Simmons First National Corporation                                                 4             154
 Southwest Bancorp, Inc.                                                            5             138
 St. Francis Capital Corporation                                                   15             351
 Sterling Financial Corporation                                                    13             237(A)
 Stewart Information Services Corporation                                          29             610(A)
 Superior Financial Corp.                                                          12             224
 TF Financial Corporation                                                           1              15
 The Commerce Group, Inc.                                                          57           2,122
 The Midland Company                                                               11             205
 The Trust Company Of New Jersey                                                   12             323
 Timberland Bancorp, Inc.                                                           6             117
 TriCo Bancshares                                                                   9             209
 Trover Solutions, Inc.                                                            16              87(A)
 UMB Financial Corporation                                                          6             226
 United Rentals, Inc.                                                             133           1,427(A)
 Universal American Financial Corp.                                                30             173(A)
 Unizan Financial Corp.                                                             5             103
 Vail Banks, Inc.                                                                   9             108
 Washington Banking Company                                                         3              37
 West Coast Bancorp                                                                21             312
 Westcorp                                                                          35             738
 World Acceptance Corporation                                                      23             171(A)
 WSFS Financial Corporation                                                        13             412
 Yardville National Bancorp                                                        10             165
                                                                                             --------
                                                                                               45,467
                                                                                             --------
Health Care -- 3.8%
 AmeriPath, Inc.                                                                   41             881(A)
 Beverly Enterprises, Inc.                                                        165             471(A)
 CNS, Inc.                                                                         18             122(A)
 Compex Technologies, Inc.                                                         15              56(A)
 DVI, Inc.                                                                         24             177(A)
 Genesis Microchip Incorporated                                                    32             419(A)
 Horizon Health Corporation                                                         5              91(A)
 ICN Pharmaceuticals, Inc.                                                        111           1,206
 IMPATH Inc.                                                                     0.01             0.2(A)
 IntegraMed America, Inc.                                                           4              23(A)
 Kindred Healthcare, Inc.                                                          30             543(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Health Care -- Continued
 National Dentex Corporation                                                        5        $     90(A)
 New Brunswick Scientific Co., Inc.                                                 1               6(A)
 Nutraceutical International Corporation                                            3              39(A)
 Orthodontic Centers of America, Inc.                                              19             209(A)
 Owens & Minor, Inc.                                                               12             200
 PacifiCare Health Systems, Inc.                                                   47           1,332(A)
 Pediatric Services of America, Inc.                                                3              24(A)
 Res-Care, Inc.                                                                    33             118(A)
 Sola International Inc.                                                           41             538(A)
                                                                                             --------
                                                                                                6,545
                                                                                             --------
Industrials -- 0.1%
 Noble International, Ltd.                                                          8              65
 Peerless Mfg. Co.                                                                  3              26(A)
 Rockford Corporation                                                               8              49(A)
                                                                                             --------
                                                                                                  140
                                                                                             --------
Information Technology -- 2.8%
 American Software, Inc.                                                           20              56(A)
 Black Box Corporation                                                             27           1,219
 Blonder Tongue Laboratories, Inc.                                                 13              21(A)
 Citrix Systems, Inc.                                                              50             618(A)
 Cobra Electronics Corporation                                                     11              71(A)
 CSG Systems International, Inc.                                                   89           1,215(A)
 Elite Information Group, Inc.                                                      6              56(A)
 ePlus inc                                                                         17             121(A)
 ESS Technology, Inc.                                                              58             366(A)
 GameTech International, Inc.                                                       6              20(A)
 GTSI Corp.                                                                        11             145(A)
 Innotrac Corporation                                                               6              12(A)
 LaBarge, Inc.                                                                      2               6(A)
 Manchester Technologies, Inc.                                                      6              12(A)
 MCSi, Inc.                                                                        54             257(A)
 Metro One Telecommunications, Inc.                                                35             224(A)
 Pomeroy Computer Resources, Inc.                                                  21             245(A)
 Rimage Corporation                                                                 1              10(A)
 TESSCO Technologies Incorporated                                                   6              56(A)
 TSR, Inc.                                                                          7              37(A)
 XETA Technologies Inc.                                                            11              34(A)
                                                                                             --------
                                                                                                4,801
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Integrated Oils -- 0.2%
 Giant Industries, Inc.                                                            10        $     29(A)
 Holly Corporation                                                                 12             271
                                                                                             --------
                                                                                                  300
                                                                                             --------
Materials -- 8.2%
 Ag Services of America, Inc.                                                       9              61(A)
 Albany International Corp.                                                         5             103
 AMCOL International Corporation                                                   33             191
 American Vanguard Corporation                                                      2              36
 Ameron International Corporation                                                   5             287
 Astronics Corporation                                                             10              70(A)
 Bairnco Corporation                                                               11              59
 Baltek Corporation                                                                 1               4(A)
 Bluegreen Corporation                                                             36             127(A)
 Building Materials Holding Corporation                                            22             315
 Centex Construction Products, Inc.                                                 3             112
 Comfort Systems USA, Inc.                                                         51             169(A)
 Commercial Metals Company                                                         22             357
 Cytec Industries Inc.                                                             28             750(A)
 Ennis Business Forms, Inc.                                                        23             261
 Intergrated Electrical Services, Inc.                                             63             243(A)
 JPS Industries Inc.                                                                2               8(A)
 Knape & Vogt Manufacturing Company                                                 2              24
 LSI Industries Inc.                                                                3              37
 Mobile Mini, Inc.                                                                 17             266(A)
 Modtech Holdings, Inc.                                                             9              82(A)
 Mueller Industries Inc.                                                            7             199(A)
 NCI Building Systems, Inc.                                                         9             199(A)
 New England Business Service, Inc.                                                18             427
 Nortek Holdings, Inc.                                                             14             654(A)
 Northwest Pipe Company                                                            10             171(A)
 Oregon Steel Mills, Inc.                                                           5              21(A)
 Perini Corporation                                                                17              75(A)
 Precision Castparts Corp.                                                         57           1,380
 Quaker Fabric Corporation                                                         27             189(A)
 Quanex Corporation                                                                11             382
 Quanta Services, Inc.                                                            102             355(A)
 Rock-Tenn Company                                                                 41             549
 Silgan Holdings Inc.                                                              15             370(A)
 Steel Technologies Inc.                                                            8             136
 Stepan Company                                                                    15             380

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Materials -- Continued
 Stillwater Mining Company                                                         61        $    326(A)
 Texas Industries, Inc.                                                             9             219
 The Anderson's Inc.                                                                7              90
 The Dixie Group, Inc.                                                             15              56(A)
 The Eastern Company                                                                4              47
 The Keith Companies, Inc.                                                          9             114(A)
 The Shaw Group Inc.                                                               56             920(A)
 U. S. Concrete, Inc.                                                              45             248(A)
 Universal Forest Products, Inc.                                                   30             644
 Universal Stainless & Alloy Products, Inc.                                         8              51(A)
 URS Corporation                                                                   36             509(A)
 Wolverine Tube, Inc.                                                              24             139(A)
 York International Corporation                                                    67           1,703
                                                                                             --------
                                                                                               14,115
                                                                                             --------
Miscellaneous -- 1.9%
 Allied Research Corporation                                                        6             119(A)
 CPAC, Inc.                                                                         5              25
 FMC Corporation                                                                   47           1,281(A)
 GenCorp Inc.                                                                      58             457
 Hawkins, Inc.                                                                      3              27
 Kaman Corporation                                                                 36             395
 Michael Baker Corporation                                                         10             104(A)
 O.I. Corporation                                                                   3              12(A)
 RCM Technologies, Inc.                                                            14              53(A)
 Walter Industries Inc.                                                            72             782
                                                                                             --------
                                                                                                3,255
                                                                                             --------
Producer Durables -- 5.4%
 Beazer Homes USA, Inc.                                                             6             333(A)
 California Amplifier, Inc.                                                        17              83(A)
 Cascade Corporation                                                               19             302
 DHB Industries, Inc.                                                              73             121(A)
 Dominion Homes, Inc.                                                               4              57(A)
 Ducommun Incorporated                                                             13             198(A)
 Edelbrock Corporation                                                              3              30
 Flowserve Corporation                                                             66             970(A)
 General Cable Corporation                                                         56             213
 Hector Communications Corporation                                                  6              73(A)
 Ladish Co., Inc.                                                                   2              12(A)
 Lincoln Electric Holdings, Inc.                                                   22             509
 LMI Aerospace, Inc.                                                               11              23(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Producer Durables -- Continued
 MasTec, Inc.                                                                      33        $     97(A)
 Mesa Laboratories, Inc.                                                            2              11(A)
 Mine Safety Appliances Company                                                    15             468
 Moog Inc.                                                                         15             478(A)
 Powell Industries, Inc.                                                           15             261(A)
 Robbins & Myers, Inc.                                                             17             307
 Somera Communications, Inc.                                                       42             114(A)
 Standard Pacific Corp.                                                            23             559
 Standex International Corporation                                                 20             477
 Summa Industries                                                                   7              69(A)
 TB Wood's Corporation                                                              4              27
 Tecumseh Products Company                                                         23             997
 Terex Corporation                                                                 75             838(A)
 The Genlyte Group, Inc.                                                            2              66(A)
 The Manitowoc Company, Inc.                                                        2              46
 Triumph Group, Inc.                                                               21             677(A)
 WESCO International, Inc.                                                         52             286(A)
 Woodward Governor Company                                                         16             683
                                                                                             --------
                                                                                                9,385
                                                                                             --------
Utilities -- 11.0%
 AGL Resources Inc.                                                                96           2,328
 Avista Corporation                                                                63             730
 BayCorp Holdings, Ltd.                                                            14             211(A)
 Black Hills Corporation                                                           45           1,194
 Central Vermont Public Service Corporation                                        12             227
 Cleco Corporation                                                                 77           1,080
 El Paso Electric Company                                                          85             938(A)
 Energen Corporation                                                               14             407
 Great Plains Energy Incorporated                                                 105           2,393
 IDACORP, Inc.                                                                     71           1,758
 Maine Public Service Company                                                       1              38
 Nicor Inc.                                                                         7             228
 Northwest Natural Gas Company                                                     28             744
 NorthWestern Corporation                                                          46             235
 NUI Corporation                                                                   31             535
 Peoples Energy Corporation                                                        60           2,319

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Utilities -- Continued
 PNM Resources Inc.                                                                66        $  1,572
 UIL Holdings Corporation                                                          25             854
 WPS Resources Corporation                                                         31           1,207
                                                                                             --------
                                                                                               18,998
                                                                                             --------
Total Common Stock and Equity Interests (Identified Cost -- $172,547)                         164,887
-----------------------------------------------------------------------------------------------------
Warrants -- 0.0%

Financials -- 0.0%
 Imperial Credit Industries, Inc.                                                   2               0
                                                                                             --------
Total Warrants (Identified Cost -- $0)                                                              0
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.1%

Goldman, Sachs & Company
 1.2%, dated 12/31/02, to be repurchased at $3,543 on 1/2/03
 (Collateral: $3,466 Freddie Mac mortgage-backed securities, 6.5%, due
 8/1/32, value $3,633)                                                         $3,542           3,542

J.P. Morgan Chase & Co.
 1.2%, dated 12/31/02, to be repurchased at $3,543 on 1/2/03 (Collateral:
 $2,831 Fannie Mae notes, 7.25%, due 5/15/30, value $3,618)                     3,543           3,543
                                                                                             --------
Total Repurchase Agreements (Identified Cost -- $7,085)                                         7,085
-----------------------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $179,632)                                      171,972
Other Assets Less Liabilities -- 0.2%                                                             372
                                                                                             --------

NET ASSETS -- 100.0%                                                                         $172,344
                                                                                             ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                                  $9.76
                                                                                             ========
 INSTITUTIONAL CLASS                                                                           $10.22
                                                                                             ========
-----------------------------------------------------------------------------------------------------

(A) Non-income producing.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please call 1-888-425-6432 or visit www.leggmasoninstitutionalfunds.com. Read the prospectus carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                      Investment Managers
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust and U.S. Small-Cap Value Trust:
                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD

                      Investment Advisers
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust:
                         Bartlett & Co.
                         Cincinnati, OH

                      For U.S. Small-Cap Value Trust:
                         Brandywine Asset Management, LLC
                         Wilmington, DE

                      Board of Directors
                      John F. Curley, Jr., Chairman
                      Mark R. Fetting, President
                      Richard G. Gilmore
                      Arnold L. Lehman
                      Robin J. W. Masters
                      Dr. Jill E. McGovern
                      Arthur S. Mehlman
                      G. Peter O'Brien
                      S. Ford Rowan

                      Transfer and Shareholder Servicing Agent
                      Boston Financial Data Services
                      Braintree, MA

                      Custodian
                      State Street Bank & Trust Company
                      Boston, MA

                      Counsel
                      Kirkpatrick & Lockhart LLP
                      Washington, DC

                      Independent Auditors
                      Ernst & Young LLP
                      Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

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